March 1, 2017

Global X Permanent ETF
NYSE Arca, Inc.: PERM

2017 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/funds/perm. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2017, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated October 31, 2016, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X Permanent ETF

Ticker: PERM Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Permanent ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Permanent Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.48%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Acquired Fund Fees and Expenses:[1]	0.01%
Total Annual Fund Operating Expenses:	0.49%

1     "Acquired Fund Fees and Expenses" are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index tracks the performance of four asset class categories that are designed to perform differently across different economic environments, as defined by Solactive AG, the provider of the Underlying Index (“Index Provider”). On each rebalance, the Underlying Index allocates 25% each to four asset class categories, as follows:

1

Asset Class	Allocation
Stocks:
• U.S. Large Cap Stocks	9%
• U.S. Small Cap Stocks	3%
• International Stocks	3%
• U.S. Real Estate Stocks	5%
• U.S. and Foreign Natural Resource Stocks	5%
U.S. Treasury Bonds (Long-Term) (remaining maturity greater than 20 years)	25%
U.S. Treasury Bills and Bonds (Short-Term) (remaining maturity of less than three years)	25%
Gold & Silver:
• Physical Gold ETFs and ETCs	20%
• Physical Silver ETFs and ETCs	5%
Total	100%

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index may include U.S. and foreign exchange-traded vehicles, including exchange traded funds (“ETFs”) and exchange traded commodities (“ETCs”). As of December 30, 2016, the Underlying Index had 91 constituents.

The Underlying Index rebalances annually. Between rebalances, actual allocations of the Underlying Index may deviate from each allocation shown above as a result of performance differences among the different asset classes. The Index Provider will also rebalance between scheduled rebalance dates if the Underlying Index weights deviate from the above asset class allocation beyond pre-established maximum thresholds, as defined by the Index Provider.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund generally uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may or may not hold all of the securities in the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 30, 2016, the Underlying Index was concentrated in the Materials sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as

2

other risks that are described in greater detail in the Additional Information About the Funds section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Assets Under Management (AUM) Risk: From time to time an Authorized Participant, a third party investor, the Fund’s adviser or another affiliate of the Fund’s adviser or the Fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels which could negatively impact the Fund.

Authorized Participant Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants. Only Authorized Participants who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, and no other Authorized Participant is able to step forward to create or redeem in either of those cases, Shares may be more likely to trade at a premium or discount to NAV, and possibly face trading halts and/or delisting from an exchange. The Authorized Participant Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Commodities Regulatory Risk: Gold and silver are commodities. The Commodity Futures Trading Commission ("CFTC") may repropose regulations that may limit the use of commodity interests by the Fund. Any changes in regulations could affect the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code, or to pursue its investment program as described in this Prospectus.

Concentration Risk: Because the Fund's investments are concentrated in the materials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Materials Sector.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk: The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

3

Geographic Risk: A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

International Closed Market Trading Risk: To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.

Investable Universe of Companies Risk: The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Large-Capitalization Companies Risk: Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on the Fund. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Foreign Investment Company Risk: Some Fund holdings may be characterized as “passive foreign investment companies” ("PFICs") for U.S. tax purposes. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain

4

or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risks Related to Investing in Commodities: The Fund may invest in commodity ETFs and/or ETCs. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investing in Gold and/or Silver: The Fund invests in ETFs and/or ETCs that invest in physical gold or silver. Gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the price gains or losses from the commodity. Investing in ETFs or ETCs that invest in physical gold or silver may subject the Fund to greater volatility than investments in traditional securities. Gold and silver may also be significantly affected by developments in the gold and silver mining industry, respectively, and prices of gold and silver may fluctuate sharply over short periods of time. Income derived from gold and silver (or ETFs or ETCs investing in gold and silver) is generally not qualifying income for purposes of the regulated investment company diversification tests under the Internal Revenue Code ("Code").

Risks Related to Investing in Natural Resource Stocks: Any decline in the general level of prices of oil and gas, minerals or agricultural commodities would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value.

In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations.

If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act.

Risks Related to Investing in ETCs: The Fund may hold ETCs to gain exposure to physical gold and silver. As a result, the Fund is subject to the same risks as the underlying ETCs. While the risks of owning shares of an underlying ETC generally reflect the risks of owning the underlying metals the ETC holds, lack of liquidity in an underlying ETC can result in its value being more volatile than the metals themselves. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETCs. ETCs that invest in physical gold or silver may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its

5

investment program as described in this prospectus. Additionally, ETCs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the regulated investment company diversification tests under the Code.

Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts ("REIT"): The Fund may have exposure to companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Mortgage REITs are also exposed to credit risk, interest rate risk, and prepayment risk.

Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technological progress, labor relations, governmental regulations and environmental damage and product liability claims.

Tracking Error Risk: Tracking error is the divergence of the Fund's performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences (including differences between a security's price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), differences in transaction costs, the Fund's holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unsual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. Index ETFs that are track indices with significant weight in emerging markets issuers may experience higher tracking error other than other index ETFs that do not track such indices.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the Fund.

U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or an underlying fund's U.S. Treasury obligations to decline.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

6

Annual Total Returns (Years Ended December 31)

Best Quarter:	03/31/16	6.12%
Worst Quarter:	06/30/13	-7.77%

Average Annual Total Returns (for the Periods Ended December 31, 2016)

	Year Ended December 31, 2016	Since Inception (02/07/2012)
Global X Permanent ETF: ·Return before taxes ·Return after taxes on distributions[1] ·Return after taxes on distributions and sale of Fund Shares[1]	5.70% 5.21% 3.33%	0.42% 0.01% 0.20%
Solactive Permanent Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes)	6.44%	0.69%
S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	11.96%	13.34%
Bloomberg Barclays US Aggregate Bond Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	2.65%	2.17%

1    After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

2    As of March 1, 2017, the Fund added the Bloomberg Barclays US Aggregate Bond Index as an additional broad based benchmark. The benchmark provides an additional comparison for the Fund.

7

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Luis Berruga, Chang Kim, CFA, James Ong and Hailey Harris (“Portfolio Managers”). Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. Mr. Ong and Ms. Harris have been Portfolio Managers of the Fund since March 1, 2016.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Funds' distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with a Fund. The Funds will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Funds will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangement, may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8